                                                                      Exhibit 10


                       CONSENT OF INDEPENDENT ACCOUNTANTS

We hereby consent to the reference to us under the heading "Independent Accountants" in this Registration Statement on Form N-1A.

PricewaterhouseCoopers LLP

Denver, Colorado
March 19, 2003